Business Acquisitions and Investments in Affiliates (Notes)	12 Months Ended
Dec. 31, 2013
Business acquisitions and investments in affiliates [Abstract]
Equity method investments and joint ventures disclosure
Business Acquisitions and Investment in Affiliate
On February 21, 2012, the Company acquired all of the outstanding shares of Send the Trend, Inc. ("STT"). The Company believes that this transaction will strengthen its penetration in e-commerce due to STT's proprietary personalization software.
On December 31, 2012, the Company acquired substantially all of the assets of Oodle, Inc. ("Oodle"). Oodle provides a sophisticated technology platform that is expected to help us capitalize on the growing consumer trend of discovering new products via social media as well as grow our customer base and strengthen our brand as an innovative retailer.
On July 4, 2012, the Company entered into a joint venture with China Broadcasting Corporation, a limited liability company, owned by China National Radio (''CNR'') for a 49% interest in a CNR subsidiary, CNR Home Shopping Co., Ltd. (''CNRS''). The CNRS joint venture is accounted for as an equity method investment as a component of other noncurrent assets on the consolidated balance sheets and loss on investments on the consolidated statements of operations. CNRS operates a retailing business in China through a televised shopping channel with an associated website. CNRS is headquartered in Beijing, China. The joint venture's strategy is to combine CNRS' existing knowledge of the digital shopping market and consumers in China with QVC's global experience and know-how in multimedia retailing.
The aggregate purchase price for these business acquisitions and the investment in affiliate was $95 million.